UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2006

                                  ASTRALIS LTD.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-30997                 84-1508866
----------------------------       ------------           -------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                         07004
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (973) 227-7168

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

      (a) On November 21, 2006, Astralis Ltd. (the "Company") issued a press release announcing its results for the third quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      (d)   Exhibits.

      This Exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be filed.

      Exhibit Number    Description
      --------------    -----------
           99.1         Press Release of Astralis Ltd., dated November 21, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASTRALIS LTD.


Dated: November 21, 2006                    By: /s/ Dr. Jose A. O'Daly
                                                --------------------------------
                                                Dr. Jose A. O'Daly
                                                Interim Chief Financial Officer,
                                                Chief Scientific Officer
                                                & Chairman of the Board


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